                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GENERAL MAGIC, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              [GENERAL MAGIC LOGO]

                             420 NORTH MARY AVENUE
                          SUNNYVALE, CALIFORNIA 94085

                                                                January 24, 2002

To Our Stockholders:

     You are cordially invited to attend a Special Meeting of Stockholders of GENERAL MAGIC, INC. on February 26, 2002, at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California at 2:00 p.m., Pacific Standard Time.

     The matters we expect to act upon at the meeting are described in detail in the attached Notice of Special Meeting of Stockholders and Proxy Statement.

     It is important that you take this opportunity to participate in the affairs of GENERAL MAGIC, INC. by voting on the business to come before this meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does not deprive you of your right to attend the meeting and vote your shares in person.

     We look forward to seeing you at the meeting.

                                           Sincerely,

                                           /s/ SUSAN G. SWENSON
                                           Susan G. Swenson
                                           Chairman, Board of Directors

                              [GENERAL MAGIC LOGO]

                             420 NORTH MARY AVENUE
                          SUNNYVALE, CALIFORNIA 94085
                             ---------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 26, 2002

Dear Stockholder:

     You are invited to attend a Special Meeting of Stockholders of General Magic, Inc. (the "Company"), which will be held on February 26, 2002, at 2:00 p.m. Pacific Standard Time at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, for the following purposes:

     1. To approve the issuance, on or before June 30, 2002, of those shares of the Company's Common Stock equal to 20% or more of the outstanding Common Stock or voting power of the Company before the issuance, in one or more transactions, of up to a maximum of 50,000,000 shares of the Company's Common Stock (or securities convertible into or exercisable for Common Stock) for an aggregate offering price of up to $20,000,000, at a maximum discount to market of up to 20%.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized Common Stock of the Company from 150,000,000 shares to 200,000,000 shares.

     3. To transact such other business as may properly come before the meeting.

     Stockholders of record at the close of business on January 11, 2002 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose relating to the meeting during ordinary business hours at the principal executive offices of the Company.

                                          By Order of the Board of Directors,

                                          -s- Mary E. Doyle
                                          MARY E. DOYLE
                                          Secretary

Sunnyvale, California
January 24, 2002

STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND ANY STOCKHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              GENERAL MAGIC, INC.
                             420 NORTH MARY AVENUE
                          SUNNYVALE, CALIFORNIA 94085

                             ---------------------

                                PROXY STATEMENT
                      FOR SPECIAL MEETING OF STOCKHOLDERS

     The accompanying proxy is solicited by the Board of Directors of General Magic, Inc., a Delaware corporation (the "Company"), for use at a Special Meeting of Stockholders to be held February 26, 2002, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The date of this Proxy Statement is January 24, 2002, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

                              GENERAL INFORMATION

     Voting Securities. Only stockholders of record as of the close of business on January 11, 2002 will be entitled to vote at the meeting and any adjournment thereof. As of that date, there were issued and outstanding 92,860,972 shares of common stock of the Company, par value $0.001 per share (the "Common Stock"), 1,500 shares of Series G Convertible Preferred Stock, par value $0.001 per share (the "Series G Preferred Stock") (with voting power of 8,907,363 shares of Common Stock) and 580 shares of Series H Preferred Stock, par value $0.001 per share (the "Series H Preferred Stock").

     The Common Stock and the Series G Preferred Stock will vote as a single class on all matters to be voted on at this meeting, and total 101,768,335 shares of voting stock outstanding as of the record date. The holders of the Series H Preferred Stock have no voting rights with respect to any matter to be voted on at this meeting.

     Stockholders may vote in person or by proxy. Except as otherwise set forth herein, each holder of Common Stock is entitled to one vote for each share of stock held as of the record date on each proposal presented in this Proxy Statement, and the holder of the Series G Preferred Stock is entitled to 8,907,363 votes with respect to the 1,500 shares of Series G Preferred Stock held by it as of the record date on each proposal presented in this Proxy Statement. The Company's bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting.

     Solicitation of Proxies. The cost of soliciting proxies will be borne by the Company. The Company has retained MacKenzie Partners to assist in the solicitation of proxies for a fee not to exceed $5,000, plus customary out-of-pocket expenses. In addition, the Company will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons. The Company will reimburse such persons for their reasonable out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

     Voting Procedures. Your vote is important. Because many stockholders cannot personally attend the meeting, it is necessary that a large number be represented by proxy. All shares represented by a valid proxy received before the meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted in favor of the proposal. You may revoke your proxy at any time before it is actually voted at the Special Meeting of Stockholders by delivering a written notice of revocation to the Secretary of the Company at the Company's principal office, 420 North Mary Avenue, Sunnyvale, California 94085, or by submitting a later-dated proxy, or by attending the meeting and withdrawing the proxy. You may also be represented by another person present at the meeting by executing a proxy designating such person to act on your behalf.

                           FORWARD LOOKING STATEMENTS

     The Company notes that there are forward-looking statements in this proxy that are not historical facts but rather are based on current expectations, estimates and projections about our business and industry, our beliefs and assumptions. Words such as anticipates, expects, intends, plans, believes, seeks, estimates and variations of these words and similar expressions are intended to identify forward-looking statements. For example, the Company's stated belief about how much capital it expects to raise to fund its operations in 2002 is a forward-looking statement. These statements are not guarantees of future performance and involve known and unknown risks and uncertainties, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. These risks and uncertainties include our ability to maintain and develop our relationship with our primary customer, OnStar Corporation, from whom we derive most of our revenues, whether the market for voice products and services will continue to develop, and others, which are described under the heading Risk Factors in our Quarterly Report on Form 10-Q/A for the quarter ended September 30, 2001. Forward-looking statements that were true at the time may ultimately prove to be incorrect or false. Readers are cautioned not to place undue reliance on any forward-looking statements, which reflect our management's view only as of the date they were made. Except as required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

                                 PROPOSAL NO. 1

APPROVAL OF THE ISSUANCE OF COMMON STOCK EQUAL TO 20% OR MORE OF THE OUTSTANDING
                  COMMON STOCK OR VOTING POWER OF THE COMPANY

     At the Special Meeting, the stockholders will be asked to approve the issuance, on or prior to June 30, 2002, in one or more transactions, of up to a maximum of 50,000,000 shares of the Company's Common Stock, for an aggregate purchase price of up to $20,000,000, at a maximum discount to the closing bid price of the Company's Common Stock on the date(s) of issuance of up to 20%.

BACKGROUND

  CAPITAL REQUIREMENTS FOR CONTINUED OPERATIONS

     On December 3, 2001, the Company raised $4.7 million through the sale of shares of its common stock, par value $.001 per share (the "Common Stock"), to certain institutional investors (the "December Financing"). The Company's Common Stock was sold in the December Financing at a purchase price per share equal to 75% of the average closing bid price of the Company's common stock on The Nasdaq National Market during the five trading days prior to December 3, 2001. This amounted to a purchase price less than both the book and market value of the Company's Common Stock on the date of issuance.

     The Company believes that the infusion of capital provided by the December Financing was an important step towards building the capital necessary to fund its continued operations in 2002. To assist the Company in achieving its financing objectives and to provide the capital to the Company that it believes is necessary to help the Company achieve cash break-even, the Company intends to raise $15 to $20 million in additional capital, which the Company believes will be sufficient to fund the Company's continued operations in 2002 based on the Company's current expectations. The Company plans to raise this capital through the issuance and sale of its securities, including, but not limited to, its Common Stock and securities convertible into or exchangeable for its Common Stock. As described below, because the Company may issue these securities at a discount to the book and/or then prevailing market values of the Company's Common Stock, the Company may be required under the Marketplace Rules of the Nasdaq National Market to obtain stockholder approval for the issuance of some or all of these securities.

  NASDAQ MARKETPLACE RULES REQUIRE STOCKHOLDER APPROVAL OF CERTAIN DISCOUNTED SECURITIES

     The Marketplace Rules of the Nasdaq National Market require stockholder approval of the issuance of certain discounted securities. Section 4350(i)(1)(D)(ii) of the National Association of Securities Dealers'

Marketplace Rules requires stockholder approval of the sale or issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the outstanding common stock or 20% or more of the voting power outstanding before the issuance of the securities if the issuance is for less than the greater of book or market value of the common stock on the date such securities are originally issued (the "Exchange Cap"). Hence, the Company may not issue 20% or more of its outstanding Common Stock or 20% or more of the voting power outstanding before the issuance of its securities at a price less than the greater of book or market value of its Common Stock on the date of issuance without first obtaining stockholder approval of such issuance(s).

     Please note in this regard that the Company issued Common Stock equal to approximately 19% of its then outstanding Common Stock in the December Financing. Hence, if any future sales of discounted Common Stock are integrated with the December Financing for purposes of determining whether the Company has exceeded the Exchange Cap, then such issuances would require stockholder approval under the Marketplace Rules. In addition, future issuances by the Company independent of the December Financing in an amount in excess of the Exchange Cap will require stockholder approval under the Marketplace Rules.

THE COMPANY IS SEEKING STOCKHOLDER APPROVAL OF ADDITIONAL EQUITY OFFERINGS SUBJECT TO OUTER LIMITS

     The Company is not seeking stockholder approval of a pre-existing or currently proposed financing transaction at the Special Meeting. The Company is instead seeking to obtain stockholder approval of a single financing, or a group of financings, within the following parameters to be approved by the stockholders:

    - Maximum Number of Shares to be Issued:.............              50,000,000
    - Maximum Offering Price:............................             $20,000,000
    - Maximum Discount to Market:........................                      20%
    - Offering Period:...................................   Through June 30, 2002

     It is important to note that a vote in favor of this proposal does not necessarily mean that the Company will issue 50,000,000 shares of its Common Stock for $20,000,000 at a 20% discount to market between the date of the Special Meeting and June 30, 2002. Rather, each of these factors represents an outer limit on the Company's ability to issue discounted securities, for which the Company is requesting stockholder approval. The Company intends to negotiate within these parameters for the best available terms in the market for the Company's securities in a manner that will permit the Company to achieve its financing objectives while building value for the Company's stockholders. However, despite the Company's belief that it will be able to raise additional capital within the parameters of this Proposal No. 1, no assurance can be given that additional financing will be available or that, if available, it will be available on terms favorable to the Company or its stockholders.

REASONS FOR REQUESTING STOCKHOLDER APPROVAL OF FUTURE FINANCINGS

     As stated above, the Company intends to raise $15 to $20 million in additional capital in 2002 through the issuance and sale of its securities, and the Marketplace Rules require stockholder approval of the issuances of certain discounted securities in excess of the Exchange Cap. The Company anticipates that it will raise these additional funds in the first and second quarters of 2002 and expects that current market conditions may require the Company to issue its securities at a discount. Hence, the Company is today seeking advance stockholder approval of the issuance of its securities in excess of the Exchange Cap because the issuance of any discounted securities in the first or second quarter of 2002 may be integrated with the December Financing to exceed the Exchange Cap, and because the Company anticipates that the Company may be required to issue securities in excess of the Exchange Cap (independently of the December Financing) in order to meet its financing objectives in 2002.

     In addition, the Company believes that the procurement of additional financing is necessary to strengthen the Company's financial position, to provide the Company with the resources necessary to pursue growth and new market opportunities, and to assure current and potential customers that the Company has sufficient financial resources to successfully continue to develop and support the Company's products. The Company believes that obtaining additional capital is critical to its ability to continue to execute its business plan during a period of uncertain and difficult economic conditions and to build and maintain the confidence of the Company's customers, business partners and employees.

     The Company further believes that it is particularly important to ensure that, if necessary or advisable, the Company will have the flexibility to issue shares within the parameters described above in connection with its efforts to raise additional capital to fund its operations through 2002 in the event that the issuance of those shares would exceed the Exchange Cap, either individually or through integration with the December Financing. The Company believes that the Company's financing efforts would be materially limited, and the Company's ability to continue to fund its ongoing operations would be adversely affected, if this proposal is not approved. If approval is not obtained and an additional equity financing opportunity were to arise, the Company would likely be required to forfeit that opportunity or call a Special Meeting of stockholders at that time to seek approval for an issuance of its securities in excess of the Exchange Cap. The Company believes that the resulting inability to issue shares without first obtaining such stockholder approval would adversely affect both the ability of the Company to obtain such financing and the terms of any such financing that may be available.

DILUTION

     The value of the Company's outstanding shares of Common Stock may be reduced as a result of the issuance, on or prior to June 30, 2002, of additional shares of the Company's Common Stock at a price which is less than the market or book value of the outstanding shares of the Company's Common Stock prior to the issuance of the new shares. As described above, the Company is proposing to issue, on or prior to June 30, 2002, in one or more transactions, up to 50,000,000 shares of its Common Stock, for an aggregate purchase price of up to $20,000,000, at a maximum discount to the closing bid price of the Company's Common Stock on the date of issuance of up to 20%. As of December 31, 2001, 92,860,972 shares of the Company's Common Stock were issued and outstanding.

DEPENDENCE (IN PART) ON APPROVAL OF PROPOSAL NO. 2

     Even if the stockholders of the Company approve this proposal, the Company may only issue shares of Common Stock authorized for issuance under its Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance by the Company of up to 150,000,000 shares of Common Stock. As of December 31, 2001, there were 27,680,782 unissued and unreserved shares of Common Stock available for issuance by the Company. The issuance of shares of Common Stock by the Company in excess of that amount is contingent upon the receipt of stockholder approval of an increase in the authorized shares, as contemplated by Proposal No. 2.

EFFECT OF FAILURE TO OBTAIN STOCKHOLDER APPROVAL

     Should the Company fail to obtain the approval of its stockholders, then the Company will be restricted from issuing Common Stock in excess of the Exchange Cap, and the Company's ability to raise additional capital to continue to fund its operations would be severely limited. The Company believes that, should this proposal fail, the Company's ability to raise additional financing to fund its continued operations will be materially and adversely affected and its ability to continue its operations curtailed. In addition, if the Company is not able to generate sufficient additional revenues or obtain sufficient additional financing, the Company may be unable to meet The Nasdaq National Market's continued listing requirements, and the Company's Common Stock could be delisted from that market.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares of the Company's Common Stock and Series G Preferred Stock (voting as a single class, on an as-if-converted basis with respect to the Series G Preferred Stock) present in person or represented by proxy and entitled to vote at the Special Meeting of Stockholders at which a quorum is present is required for approval of this proposal. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Abstentions will each have the effect of a "NO" vote, but broker non-votes will have no effect on the outcome of the proposal.

     For the reasons set forth above, the Board of Directors believes that approval of the issuance of shares of Common Stock in excess of the Exchange Cap in the manner described above is in the best interests of the stockholders and the Company. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE ISSUANCE OF THE SHARES OF COMMON STOCK IN EXCESS OF THE EXCHANGE CAP.

                                 PROPOSAL NO. 2

  AMENDMENT OF AMENDED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
                       AUTHORIZED SHARES OF COMMON STOCK

     At the Special Meeting, the stockholders will be asked to approve an amendment of the Company's Amended Certificate of Incorporation ("Certificate of Incorporation") to increase the number of authorized shares of the Company's Common Stock from 150,000,000 to 200,000,000 shares.

BACKGROUND

     The Company may only issue shares of Common Stock authorized for issuance under its Certificate of Incorporation. The Certificate of Incorporation currently authorizes the issuance by the Company of up to 150,000,000 shares of Common Stock, par value $0.001 per share. As of December 31, 2001, 92,860,972 shares of the Company's Common Stock were issued and outstanding, and 29,275,290 unissued shares of the Company's Common Stock were issuable and reserved for issuance in connection with (i) purchases of shares of Common Stock under the Company's equity compensation plans; (ii) the conversion of the Company's Series G Preferred Stock and Series G warrants and the conversion of the Company's Series H Preferred Stock; and (iii) the exercise of outstanding warrants to purchase shares of Common Stock. An additional 182,956 shares were reserved pursuant to provisions of agreements governing issuance of warrants issued in connection with the Series B and Series D Preferred Stock that require the Company to reserve a multiple of the shares of Common Stock issuable upon exercise of the warrants. Consequently, there were 27,680,782 remaining unissued and unreserved shares of Common Stock as of December 31, 2001. In order to assure that sufficient shares of Common Stock will be available for future issuance by the Company, on January 9, 2002, the Board of Directors approved, subject to stockholder approval, an amendment of the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance from 150,000,000 to 200,000,000.

     The additional shares of Common Stock to be authorized pursuant to the proposed amendment will have a par value of $0.001 per share and be of the same class of Common Stock as is currently authorized under the Company's Certificate of Incorporation.

     A copy of the proposed amendment to the Certificate of Incorporation for which stockholder approval is sought is attached hereto as Appendix A.

PURPOSE AND EFFECT OF THE AMENDMENT

     The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of Common Stock which will be available in the event the Board of Directors determines that the issuance of additional shares of Common Stock is necessary or appropriate to raise additional capital through the sale of Common Stock or equity securities convertible into Common Stock, to acquire another company or its business or assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or to pursue other business opportunities. The Board of Directors believes that the availability of additional shares is particularly important to ensure that, if necessary or advisable, the Company may issue shares in connection with its efforts to raise the capital necessary to fund its operations through 2002. The Board of Directors further believes that the availability of additional shares is also necessary to ensure that the Company can continue to attract, motivate and retain employees and directors by providing the Company with the ability to grant equity incentives to its employees and directors. Other important uses of additional authorized shares of Common Stock may include strategic partnering and acquisition transactions which the Company otherwise would be unable to pursue without the need to expend the time and resources to first seek stockholder approval of an increase in its authorized capital stock.

     The increase in the authorized number of shares of Common Stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of the Company without further action by the stockholders. The Board of Directors is not currently aware of any attempt to take over or acquire the Company, and the proposed amendment to increase the authorized Common Stock is not prompted by any specific takeover effort or threat currently known to management. Nevertheless, shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of the Company more difficult and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and/or book value per share of outstanding shares of Common Stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares of the Company's Common Stock and Series G Preferred Stock entitled to notice of, and to vote at, the Special Meeting of Stockholders (voting as a single class, on an as-if-converted basis with respect to the Series G Preferred Stock) is required for approval of this proposal. Abstentions and broker non-votes will be counted as present for purposes of determining a quorum, but will each be counted as a "NO" vote for purposes of determining whether this proposal has been approved.

     The Board of Directors believes that approval of the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock is in the best interests of the stockholders and the Company for the reasons stated above. THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 200,000,000.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Common Stock and Preferred Stock as of December 31, 2001 by (i) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) the Chief Executive Officer at December 31, 2001, the four other most highly compensated executive officers of the Company at December 31, 2001 whose salary and bonus for the year ended December 31, 2001 exceeded $100,000, and a former executive officer of the Company whose salary and bonus for the year ended December 31, 2001 exceeded $100,000 but who was not an executive officer as of December 31, 2001 (the "Named Executive Officers") and (iv) all current executive officers and directors of the Company as a group.

                                                   SHARES OF COMMON STOCK     SHARES OF PREFERRED STOCK
                                                  BENEFICIALLY OWNED(2)(3)    BENEFICIALLY OWNED(2)(4)
                                                  -------------------------   -------------------------
                                                   NUMBER OF    PERCENTAGE     NUMBER OF    PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNERS(1)            SHARES       OF CLASS       SHARES       OF CLASS
----------------------------------------          -----------   -----------   -----------   -----------
5% STOCKHOLDERS
General Motors Corporation(5)...................  11,876,484(5)    11.33%     11,876,484        100%
  1400 Stephenson Highway
  Troy, MI 48083
OFFICERS AND DIRECTORS
Jeff M. Adamson(6)..............................     184,480           *              --         --
Mary E. Doyle(7)................................     590,543           *              --         --
Elizabeth A. Fetter(8)..........................      20,833           *              --         --
Chester A. Huber, Jr.(9)........................          --           *              --         --
Philip D. Knell(10).............................      63,667           *              --         --
Kathleen M. Layton(11)..........................     623,750           *              --         --
Rose M. Marcario(12)............................     226,043           *              --         --
Tom D. Seip(13).................................      18,333           *              --         --
Paula E. Skokowski(14)..........................     156,250           *              --         --
David H. Russian(15)............................      66,250           *              --         --
Susan G. Swenson(16)............................      45,000           *              --         --
Executive officers and directors as a group (14
  persons)(17)..................................   2,187,586        2.11%             --         --

---------------

  *  Less than 1%

 (1) Except as otherwise indicated, the address of each beneficial owner is in care of the Company at 420 North Mary Avenue, Sunnyvale, California 94085.

 (2) Except as indicated in the footnotes to this table, the Company believes that the persons named in the table have sole voting and dispositive power with respect to all shares of Common Stock and/or Preferred Stock shown as beneficially owned by them, subject to community property laws, where applicable.

 (3) Calculations of percentages of beneficial ownership are based upon 92,860,972 shares of Common Stock together with 8,907,363 shares of Series G Preferred Stock outstanding (on an as-if-converted basis) as of December 31, 2001. Calculations assume the exercise by only the respective named stockholder of all options to purchase Common Stock or convertible securities beneficially held by such stockholder, if any, which are exercisable within 60 days of December 31, 2001.

 (4) The calculation of the percentage of beneficial ownership is based upon 8,907,363 shares of Common Stock that may be acquired by General Motors Corporation upon conversion of the 1,500 shares of Series G Preferred Stock currently held by it and 2,969,121 shares of Common Stock that may be acquired by General Motors Corporation upon exercise of a warrant to purchase an additional 500 shares of Series G Preferred Stock, and conversion of that stock to Common Stock.

 (5) General Motors Corporation is entitled to vote 8,907,363 shares on an as-if-converted basis (or 100% of the voting preferred stock), but see footnote 4 above.

 (6) Includes 174,480 shares subject to stock options exercisable within 60 days of December 31, 2001.

 (7) Includes 580,543 shares subject to stock options exercisable within 60 days of December 31, 2001.

 (8) Includes 20,833 shares subject to stock options exercisable within 60 days of December 31, 2001.

 (9) Does not include 8,907,363 shares (representing 1,500 shares of Series G Preferred Stock on an as-if converted basis) or 2,969,121 shares (representing a warrant to purchase an additional 500 shares of Series G Preferred Stock on an as-if converted basis) held by General Motors Corporation, the sole stockholder of OnStar Corporation, of which Mr. Huber is President. See footnote 4 above.

(10) Includes 61,667 shares subject to stock options exercisable within 60 days of December 31, 2001.

(11) Includes 593,750 shares subject to stock options exercisable within 60 days of December 31, 2001.

(12) Includes 226,043 shares subject to stock options exercisable within 60 days of December 31, 2001.

(13) Includes 18,333 shares subject to stock options exercisable within 60 days of December 31, 2001.

(14) Includes 156,250 shares subject to stock options exercisable within 60 days of December 31, 2001.

(15) Includes 56,250 shares subject to stock options exercisable within 60 days of December 31, 2001.

(16) Includes 45,000 shares subject to stock options exercisable within 60 days of December 31, 2001.

(17) Includes 2,121,586 shares subject to stock options exercisable within 60 days of December 31, 2001 held by all current executive officers and directors as a group.

                         TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          -s- Mary E. Doyle
                                          MARY E. DOYLE
                                          Secretary

January 24, 2002

                                                                      APPENDIX A

            CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION

     General Magic, Inc., a Delaware corporation (the "Corporation"), hereby certifies:

     1. That the Corporation's Board of Directors has duly adopted the following resolution:

          RESOLVED, that the text of Article Fourth (A) of the Company's Certificate of Incorporation will be amended to read as follows:

             "A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is Two Hundred Million Five Hundred Thousand (200,500,000), consisting of:

                (1) Five Hundred Thousand (500,000) shares of Preferred Stock, par value one-tenth of one cent ($.001) per share (the "Preferred Stock"); and

                (2) Two Hundred Million (200,000,000) shares of Common Stock, par value one-tenth of one cent ($.001) per share (the "Common Stock").

     2. That the proposed amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     The Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the President and Chief Executive Officer and attested to by its Secretary this [26th] day of February 2002.

                                          General Magic, Inc.

                                          By:
                                            ------------------------------------
                                                     KATHLEEN M. LAYTON
                                               President and Chief Executive
                                                           Officer

Attest:

--------------------------------------
            MARY E. DOYLE
              Secretary

                                     PROXY

                              GENERAL MAGIC, INC.

               420 NORTH MARY AVENUE, SUNNYVALE, CALIFORNIA 94085

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Kathleen M. Layton and Mary E. Doyle (the "Proxies"), and each of them, each with the power to appoint a substitute, and hereby authorizes each of them to represent and vote as designated on the reverse side all the shares of common and preferred stock of General Magic, Inc. (the "Company") held of record by the undersigned on January 11, 2002 at the Special Meeting of Stockholders to be held on February 26, 2002 at 2:00 p.m., local time, at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, or any adjournment thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENVELOPE PROVIDED TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN THOUGH YOU HAVE SENT IN YOUR PROXY.

SEE REVERSE         CONTINUED AND TO BE SIGNED ON REVERSE SIDE    SEE REVERSE
  SIDE                                                               SIDE

     Please mark
[X]  votes as in
     this example.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted FOR Proposal Nos. 1 and 2.


                                                          MARK HERE
                                                         FOR ADDRESS [ ]
                                                          CHANGE AND
                                                          NOTE BELOW




                                                        FOR  AGAINST  ABSTAIN

     1.  To approve the issuance, on or before June    [ ]    [ ]      [ ]
         30, 2002, of those shares of the Company's
         Common Stock equal to 20% or more of the outstanding Common Stock or voting power of the Company before the issuance, in one or more transactions, of up to a maximum of 50,000,000 shares of the Company's Common
         Stock (or securities convertible into or exercisable for Common Stock) for an aggregate offering price of up to $20,000,000, at a maximum discount to market of up to 20%.

     2.  To approve an amendment to the Company's      [ ]    [ ]      [ ]
         Certificate of Incorporation to increase the authorized Common Stock from
         150,000,000 shares to 200,000,000 shares.

     3.  At their discretion, the Proxies are
         authorized to vote upon such other business as may properly come before the meeting.


Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name, by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:             Date:           Signature:              Date:
          ------------      ----------           -------------      -----------